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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                 _____________

                                  FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): February 8, 1996


                               Medaphis Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)


                                   000-19480
                            ------------------------
                            (Commission File Number)


                                   58-1651222
                      ------------------------------------
                      (IRS Employer Identification Number)



2700 Cumberland Parkway
Suite 300
Atlanta, Georgia                                                         30339
----------------------------------------                              ----------
(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code: (770) 444-5300
                                                    --------------

                                 Not Applicable
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

                                               Exhibit Index Located on Page:  4
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                                                   Total Number of Pages:      6
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        THIS CURRENT REPORT ON FORM 8-K/A IS BEING FILED AS A RESULT OF THE
COMPANY'S RESTATEMENT OF ITS FINANCIAL STATEMENTS FOR THE THREE MONTHS AND YEAR ENDED DECEMBER 31, 1995 AND AS OF MARCH 31, 1996 AND JUNE 30, 1996. TO THE EXTENT THIS AMENDED FILING IS INCONSISTENT WITH THE COMPANY'S CURRENT REPORT
ON FORM 8-K DATED FEBRUARY 8, 1996 (THE "ORIGINAL FILING"), THE ORIGINAL FILING IS HEREBY SUPERSEDED AND AMENDED. TO THE EXTENT THE ORIGINAL FILING IS UNAFFECTED BY THE RESTATEMENT, THE ORIGINAL FILING HAS NOT BEEN UPDATED OR CORRECTED TO REFLECT EVENTS OCCURRING SUBSEQUENT TO THE DATE OF THE ORIGINAL FILING.

        This Form 8-K/A contains statements which may constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Those statements include statements regarding the intent, belief or current expectations of Medaphis Corporation and members of its management team. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements. Important factors currently known to management that could cause actual results to differ materially from those in forward-looking statements are set forth in the Safe Harbor Compliance Statement included as Exhibit 99 to the Form 10-Q filed on November 14, 1996, and are hereby incorporated herein by reference. The Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time.

Item 5.  Other Events.

        The Supplemental Quarterly Consolidated Statements of Operations (as restated) appear herein as Exhibit 99.1, and have been prepared to give retroactive effect to the merger of CarSub, Inc., a Georgia corporation and a wholly owned subsidiary of Medaphis Corporation, a Delaware corporation ("Medaphis"), with and into Medical Management Sciences, Inc., and the merger of NukSub, Inc., a Georgia corporation and a wholly owned subsidiary of Medaphis, with and into Consort Technologies, Inc., a Georgia corporation.

        Medaphis has restated its consolidated financial statements for the three months and year ended December 31, 1995. The restatement results primarily from a software licensing agreement entered into by Imonics Corporation, a wholly owned subsidiary of Medaphis, in December 1995 for which Medaphis recognized associated license fee revenue in 1995. Subsequent to the issuance of Medaphis' 1995 supplemental quarterly consolidated statements of operations in the Company's Current Report on Form 8-K dated February 8, 1996, management discovered unauthorized correspondence which created a contingency for the license fee payable under this agreement. Such contingency precluded recognition of license fee revenue in 1995 associated with this agreement.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)   Exhibits

               99.1 Supplemental Quarterly Consolidated Statements of Operations (As Restated) as described in Item 5 of this Form 8-K/A.





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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date: January 10, 1997


                                       MEDAPHIS CORPORATION



                                       By: /s/ Michael R. Cote
                                           ------------------------------
                                           Michael R. Cote
                                           Senior Vice President -- Finance,
                                           Chief Financial Officer
                                           and Assistant Secretary





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                               INDEX TO EXHIBITS



Exhibit                                                            Page No.
-------                                                            --------
99.1             Supplemental Quarterly Consolidated                   6
                 Statements of Operations (As Restated)





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